EXHIBIT 23.2

                   CONSENT OF MIRSKY, FURST & ASSOCIATES, P.A.

         We hereby consent to the incorporation by reference in this Prospectus constituting part of the Registration Statement of Form S-8 of our reports appearing in the CRYO-CELL INTERNATIONAL, INC., a Delaware corporation, Form 10-KSB filed for the year ended November 30, 1998.


Dated:   /s/ DECEMBER 17, 1999         /s/ MIRSKY, FURST & ASSOCIATES, P.A
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